                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 1, 2001.


                           ARGONAUT TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   000-31019            94-3216714
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)



           887 Industrial Road, Suite G, San Carlos, California 94070
--------------------------------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code (650) 598-1350


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

        ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On March 1, 2001, Argonaut Technologies, Inc. (the "Company") completed its acquisition of Camile Delaware Corp., a Delaware corporation ("Camile"), pursuant to an Agreement and Plan of Reorganization (the " Reorganization Agreement"), dated January 31, 2001, among the Company, CPL Acquisition Corp., a wholly-owned subsidiary of the Company (the "Merger Sub") and the predecessor-in-interest of Camile. In the acquisition, Camile was merged with and into the Merger Sub (the " Merger") and the former stockholders of Camile received shares of the Company's common stock (the "Common Stock") and a cash amount in exchange for all of the outstanding stock of Camile.

        An aggregate of 666,667 shares of the Company Common Stock was issued to the former Camile stockholders in the Merger. In addition, the former Camile stockholders received an aggregate of $4,000,000 in cash. All shares issued in the Merger were issued in reliance on exemptions from registration under the Securities Act. As a result, all shares of the Company Common Stock are subject to restrictions on transfer under the applicable provisions of the Securities Act. Under the terms of the Merger, the Company has granted the former stockholders of Camile certain rights to register under the Securities Act a number of shares of the Company Common Stock received in connection with the Merger.

        Under the terms of the Reorganization Agreement, $600,000 of the aggregate cash and 100,000 shares of Company Common Stock issued in the Merger will be held in escrow for a period of thirteen months following the closing and during that time may be used to satisfy certain indemnification obligations of the former Camile stockholders.

        The parties intend that the Merger be treated as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and the Company intends to treat the Merger as a "purchase" for accounting purposes.

        The summary of the provisions of the Reorganization Agreement set forth above is qualified in its entirety by reference to the Reorganization Agreement attached hereto as Exhibit 2.1.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)     EXHIBITS.

                2.1 Agreement and Plan of Reorganization, dated January 31, 2001, by and among Argonaut Technologies, Inc., CPL Acquisition Corp., and Camile Products, LLC.

                4.3 Registration Rights Agreement dated March 1, 2001, by and among Argonaut Technologies, Inc., and the members of Camile Products, LLC.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ARGONAUT TECHNOLOGIES, INC.


                                         /s/ Jan Hughes
                                      ------------------------------------------
                                      Jan Hughes
                                      Senior Vice President and Chief Technology
                                      Officer

                                      Date:  March 14, 2001

                                INDEX TO EXHIBITS



Exhibit No.    Description
-----------    -----------
2.1            Agreement and Plan of Merger and Reorganization, dated January
               31, 2001, by and among Argonaut Technologies, Inc., CPL
               Acquisition Corp. and Camile Products, LLC.

4.3            Registration Rights Agreement dated March 1, 2001, by and among
               Argonaut Technologies, Inc., and the members of Camile Products,
               LLC.